Filed Pursuant to Rule 497(e)
Securities Act File Nos. 033-66262 & 033-10583

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Growth Fund

THE GABELLI GROWTH FUND

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 12, 2022

to

each Fund’s Statutory Prospectus dated April 29, 2022

and Statement of Additional Information dated April 29, 2022

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2022, of each Fund. Unless otherwise indicated, all other information included in each Fund’s Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in each Fund’s Prospectus or SAI, as applicable.

The Portfolio Managers

Effective July 1, 2022 (the “Effective Date”), Mr. Christopher D. Ward will no longer serve as an associate portfolio manager of each Fund or as Vice President of GAMCO Investors, Inc.

As a result of this change, all references to Mr. Christopher D. Ward in each Fund’s Prospectus and SAI are hereby deleted.

Please refer to each Fund’s Prospectus and SAI for additional information about the management of the Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE